                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2004

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)






Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation




9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code (858) 455-7127



9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934



Item 1.   Changes in Control of Registrant
          --------------------------------
          Not Applicable

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------
          Not Applicable

Item 3.   Bankruptcy or Receivership
          --------------------------
          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------
          Not Applicable

Item 5.   Other Events
          ------------
          Not Applicable

Item 6.   Resignation of Registrant's Directors
          -------------------------------------
          Thomas E. Glasgow has resigned from the Board of Directors of the Registrant. A copy of his resignation letter is attached.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          Exhibit: Resignation letter of Thomas E. Glasgow.

Item 8.   Change of Fiscal Year
          ---------------------
          Not Applicable

Item 9.   Regulation FD Disclosure
          ---------------------------------------------------
          Not Applicable





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


MIRACOR DIAGNOSTICS, INC.


By: /s/ M. Lee Hulsebus
----------------------------------------------
    M. Lee Hulsebus, Chairman of the Board



Dated:  May 12, 2004




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May 12, 2004



M. Lee Hulsebus, CEO and Chairman
MIRACOR DIAGNOSTICS, INC.
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Dear Lee:

For personal reasons I am resigning from the Board of Directors of Miracor Diagnostics effective this date.

I wish the Company well as it works to execute its business plan.

Sincerely,


/s/ Thomas E. Glasgow